                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 22, 2001

                         j2 Global Communications, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-25965               51-0371142
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation             File Number)        Identification No.)


                              6922 Hollywood Blvd.
                                    Suite 900
                          Los Angeles, California 90028
                    (Address of principal executive offices)


                                 (323) 860-9200
              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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
EXHIBIT
NUMBER             DESCRIPTION
------             -----------
99.1               Press Release dated January 23, 2001.
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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is a press release of the Registrant discussing the inadvertent disclose of preliminary and unconfirmed financial information about the Registrant. Exhibit 99.1 is incorporated by reference under this Item 9.

Note: The information in this report (including the Exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               j2 Global Communications, Inc.
                                  (Registrant)

Date: January 23, 2001         By:    /s/ Jeffrey D. Adelman
                                      ------------------------------------------
                                          Jeffrey D. Adelman, Secretary and
                                          General Counsel
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                                INDEX TO EXHIBITS
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

EXHIBIT
NUMBER             DESCRIPTION
------             -----------
99.1               Press Release dated January 23, 2001.

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